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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (Agreement") is made and entered into this 6th day of May, 2002, between DEBORAH M. KENNEDY and COLLEEN PHILLIPS-NORTON, individually and collectively referred as "Shareholders", and PROXYMED, INC., a Florida corporation (referred to as "ProxyMed").

         As of the date first above written, Shareholders have each acquired 15,017 unregistered and restricted shares of ProxyMed Common Stock, par value $.001 per share, pursuant to the terms of that Stock Purchase Agreement dated this same date (the "SPA") (the shares referred to herein are collectively referred to as the "Shares"). Pursuant to the terms of the SPA, ProxyMed agrees to grant Shareholders certain registration rights with respect to the Shares, all in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt of which are hereby acknowledged, Shareholders, individually and collectively, and ProxyMed, intending to be legally bound, hereby agree as follows:

         1. REGISTRATION RIGHTS. ProxyMed, at its expense, will file on or before May 6, 2003, with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 or its equivalent, a registration statement (the "Registration Statement") for a total of one hundred percent (100%) of the Common Stock pro rata as to each of the Shareholders. For avoidance of doubt, the Shareholder shall not have any pre-emptive nor "piggy-back" registrations rights hereunder.

         2. OBLIGATIONS OF PROXYMED. In connection with the filing of any the Registration Statement with the SEC, ProxyMed shall:

                  (a) Use its reasonable best efforts to cause the Registration Statement to remain effective until the earlier to occur of (i) 18 months from the effective date of the Registration Statement; (ii) such time as the public sale under the Registration Statement or other disposition of all of the Shares has been consummated by the Shareholders, or (iii) such time as the Shares may be sold without restriction as to volume under Rule 144 of the Securities Act. Upon the occurrence of any of (i), (ii), or (iii) above, ProxyMed shall have no further obligations under this Agreement;

                  (b) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus included therein as may be necessary to keep the Registration Statement effective for the time period contemplated by Section 2(a) hereof and to comply with the provisions of the Securities Act and regulations of the SEC thereunder with respect to disposition of the Shares during such period, in accordance with the intended methods of disposition by the Shareholders as set forth in the Registration Statement;

                  (c) Provide Shareholders with such reasonable number of copies of the prospectus included in the Registration Statement (in preliminary and definitive form) or



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supplements thereto as may be reasonably required and such other documents as
Shareholders may reasonably request to facilitate the disposition of the Shares;

                  (d) Immediately notify the Shareholders, at any time during which the Registration Statement remains effective in accordance with Section 2(a) hereof, upon becoming aware that the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Shareholders, promptly prepare and furnish to the Shareholders a reasonable number of copies of an amended or supplemented prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Shares, such prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances; and

                  (e) Use its best efforts to register or qualify the Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of the jurisdiction in which the Shareholders are permanent residents.

         3. EXPENSES OF REGISTRATION. All expenses incurred in effecting the registration of the Shares pursuant to the terms of this Agreement, including all registration and filing fees, printing expenses, and fees and disbursements of counsel for ProxyMed, shall be borne by ProxyMed, excluding underwriting discounts or commissions attributable to the sale of the Shares and expenses incurred by Shareholders for their own counsel or accountants.

         4. SHAREHOLDERS INFORMATION. As a condition to complying with its obligations under Section 1 of this Agreement, ProxyMed may require the Shareholders to furnish ProxyMed with such information regarding the Shareholders and the distribution of the Shares as ProxyMed may from time to time reasonably request in writing.

         5. SUSPENSION OF SALES. The Shareholders agrees that, upon receipt of notice from ProxyMed of the happening of any event of the kind described in
Section 2(d) above, the Shareholders will forthwith discontinue disposition of Shares pursuant to the Registration Statement until the Shareholders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(d) above, and if so directed by ProxyMed the Shareholders will deliver to ProxyMed (at ProxyMed's expense) all copies, other than permanent file copies then in the Shareholders' possession, of the prospectus covering the Shares current at the time of receipt of such notice. In the event ProxyMed shall give any such notice, the period mentioned in Section 2(a)(i) above shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2(d) above to and including the date when the Shareholders shall have received the copies of the supplemented or amended prospectus contemplated by Section 2(d) hereof.

         6. RESTRICTION ON RESALE. Unless otherwise agreed to by ProxyMed, Shareholders will not resell the Shares without (i) registration under the Securities Act; (ii) compliance with Rule 144 promulgated under the Securities Act, or (iii) receipt of an opinion of counsel for the Shareholders, acceptable to ProxyMed, to the effect that an exemption from registration is



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available. All reasonable costs, fees and expenses of counsel for ProxyMed in connection with review of such opinion shall be borne by ProxyMed.

         7. RULE 144. If, after the expiration of the time period described in
Section 2(a)(i) hereof, Shareholders have not disposed of all of their Shares, ProxyMed shall use its reasonable best efforts to facilitate the transfer of Shares by Shareholders under Rule 144. ProxyMed's reasonable best efforts shall include, assuming such Shareholders are qualified to rely on Rule 144, causing ProxyMed's counsel to issue the necessary opinion letters to ProxyMed's transfer agent to cause the Securities Act's restrictive legends to be removed from such Shares.

         8. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Shareholders pursuant to this Agreement may not be transferred without the prior written consent of ProxyMed. Any unauthorized transfers or assignments shall be null and void and gives ProxyMed the right to terminate this Agreement effectively immediately upon serving notice.

         9. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. This Agreement may not be amended without the written consent of each party hereto.

                  (b) SUCCESSORS AND ASSIGNS. None of the parties hereto shall assign any of its rights or obligations under this Agreement without the express written consent of the other party hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (c) NOTICES. All notices and other communications provided for hereunder shall be given and shall be effective as provided in the SPA.

                  (d) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                  (e) COUNTERPART. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (f) GOVERNING LAW. This Agreement shall be governed by and shall be construed, interpreted and enforced in accordance with the laws of the State of Florida.

                  (g) MERGER, ETC. If ProxyMed shall merge with or consolidate with any other Person and, in connection with such merger or consolidation, all or part of the Shares shall be changed into or exchanged for stock or other securities of any other Person, then, in each such case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement and the term "ProxyMed" shall thereafter be deemed to refer to such Person. For purposes hereof, the term "Person" shall mean any business entity.





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                  (h) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, agreement, arrangements and understandings, both oral and written, between the parties hereto with respect to such subject matter.

                  (i) NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                  (j) WAIVERS AND REMEDIES. The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate or be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

                  (k) SEVERABILITY. The invalidity of any. one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are, inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

                  (l) BINDING EFFECT. This Agreement shall insure to the heirs and legal representatives and successors of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]






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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

                               PROXYMED, INC.



                               By: /s/ Judson E. Schmid
                                   ---------------------------------------------
                                     Judson E. Schmid, Chief Financial Officer



                               SHAREHOLDERS:



                               /s/ Deborah M. Kennedy
                               -------------------------------------------------
                                   Deborah M. Kennedy

                               /s/ Colleen Phillips-Norton
                               -------------------------------------------------
                                   Colleen Philips-Norton





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